FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS

March 31, 2020

(Unaudited)

	Shares	Fair Value
COMMON STOCKS
INTERNET MEDIA — 11.7%
Alphabet, Inc. (Class A)(a)	230,116	$267,383,286
Alphabet, Inc. (Class C)(a)	210,509	244,781,970
Baidu, Inc. (ADR) (China)(a)	1,583,164	159,567,100
Facebook, Inc. (Class A)(a)(b)	1,349,107	225,031,048
Naspers, Ltd. (N Shares) (South Africa)	1,424,355	202,421,326
Prosus NV (Netherlands)(a)	1,273,869	88,722,553
		$1,187,907,283
SEMICONDUCTOR DEVICES — 6.0%
Analog Devices, Inc.	3,029,931	$271,633,314
Broadcom, Inc.(b)	1,206,365	286,029,142
NXP Semiconductors NV (Netherlands)	653,009	54,154,036
		$611,816,492
CABLE & SATELLITE — 5.2%
Charter Communications, Inc. (Class A)(a)(b)	532,536	$232,350,782
Comcast Corp. (Class A)(b)	8,646,219	297,257,009
		$529,607,791
INDUSTRIAL DISTRIBUTION & RENTAL — 4.2%
Bureau Veritas SA (France)	7,579	$144,692
GEA Group AG (Germany)	1,017,395	21,017,080
Howmet Aerospace, Inc.(b)	9,476,102	152,186,198
LG Corp. (South Korea)	1,772,486	85,859,223
Raytheon Technologies Corp.(b)	1,740,539	164,185,044
		$423,392,237
DIVERSIFIED BANKS — 3.6%
Bank of America Corp.(b)	6,355,011	$134,916,884
Citigroup, Inc.	4,033,295	169,882,385
Royal Bank of Scotland Group plc (Britain)	43,812,970	60,412,570
		$365,211,839
CEMENT & AGGREGATES — 3.2%
HeidelbergCement AG (Germany)	2,496,608	$106,662,667
LafargeHolcim Ltd. (Switzerland)(a)	5,997,303	218,862,597
		$325,525,264
BANKS — 3.1%
CIT Group, Inc.(b)(c)	5,599,562	$96,648,440
Signature Bank	731,980	58,843,872
Wells Fargo & Co.	5,531,767	158,761,713
		$314,254,025
P&C INSURANCE — 2.4%
American International Group, Inc.(b)	9,905,795	$240,215,529

INVESTMENT COMPANIES — 2.2%
Groupe Bruxelles Lambert SA (Belgium)	2,830,088	$222,674,275

INSTITUTIONAL BROKERAGE — 2.0%
Jefferies Financial Group, Inc.(b)(c)	15,093,320	$206,325,684

	Shares	Fair Value
COMMON STOCKS - Continued
ELECTRICAL COMPONENTS — 2.0%
TE Connectivity, Ltd. (Switzerland)	3,209,131	$202,111,070

INFRASTRUCTURE SOFTWARE — 1.9%
Microsoft Corp.(b)	1,232,551	$194,385,618

E-COMMERCE DISCRETIONARY — 1.6%
Alibaba Group Holding Ltd. (ADR) (China)(a)	328,555	$63,897,376
JD.com, Inc. (ADR) (China)(a)	2,505,937	101,490,449
		$165,387,825

MIDSTREAM - OIL & GAS — 1.5%
Kinder Morgan, Inc.(b)	10,664,948	$148,456,076

INTERNET BASED SERVICES — 1.2%
Booking Holdings, Inc.(a)	95,194	$128,066,392

BASIC & DIVERSIFIED CHEMICALS — 1.1%
DuPont de Nemours, Inc.	3,249,578	$110,810,610

BASE METALS — 1.1%
Glencore plc (Switzerland)	71,849,910	$108,748,258

COMPUTER HARDWARE & STORAGE — 1.0%
Dell Technologies (C Shares) (a)	2,722,000	$107,655,100

APPLICATION SOFTWARE — 1.0%
Nexon Co. Ltd. (Japan)(a)	6,157,800	$100,623,616

RAILROAD ROLLING STOCK — 1.0%
Westinghouse Air Brake Technologies Corp.	2,035,062	$97,947,534

INSURANCE BROKERS — 0.9%
Aon plc (Britain)	580,069	$95,734,588

MEDICAL EQUIPMENT — 0.9%
Olympus Corp. (Japan)	6,141,400	$88,530,050

SPECIALTY CHEMICALS — 0.8%
Univar Solutions, Inc.(a)	7,632,838	$81,824,023

WEALTH MANAGEMENT — 0.8%
LPL Financial Holdings, Inc.	1,474,578	$80,261,281

AIRCRAFT & PARTS — 0.7%
Meggitt plc (Britain)	19,162,851	$68,884,062

	Shares	Fair Value
COMMON STOCKS - Continued
REAL ESTATE OWNERS & DEVELOPERS — 0.6%
Swire Pacific Ltd. (Class A) (Hong Kong)	10,152,602	$64,628,507

COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.6%
Samsung C&T Corp. (South Korea)	859,404	$62,707,827

AUTO PARTS — 0.5%
Toyota Industries Corp. (Japan)	1,155,400	$55,089,183

FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,452,760	$54,815,877

TELECOM CARRIERS — 0.5%
SoftBank Group Corp. (Japan)	1,522,000	$53,882,420

APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.5%
Cie Financiere Richemont SA (Switzerland)	922,450	$49,308,484

AIRLINES — 0.4%
Air Canada (Canada)(a)	3,535,617	$39,569,365

CONTAINERS & PACKAGING — 0.4%
O-I Glass, Inc.	5,451,353	$38,759,120

INTEGRATED UTILITIES — 0.3%
PG&E Corp.(a)	3,585,220	$32,231,128

HOTELS, RESTAURANTS & LEISURE — 0.3%
Marriott International, Inc. (Class A)	367,004	$27,455,569

ADVERTISING & MARKETING — 0.2%
Tokyo Broadcasting System Holdings, Inc. (Japan)	1,782,900	$24,834,422

MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg)(a)(c)(d)(e)(f)(g)	1,146,250	$20,091,148

TOTAL COMMON STOCKS — 66.1% (Cost $7,012,352,835)		$6,729,729,572

CLOSED END FUND — 1.0%
Altaba Escrow(d)(e)(f)(Cost $0)	4,756,180	$97,501,690

LIMITED PARTNERSHIPS
FPS LLC (Marine Shipping)(c)(d)(e)(f)(g)	1,020,135	$85,137,476
FPS Shelby Holding I LLC(c)(d)(e)(f)(g)	97,750	9,775,000
GACP II LP (Credit)(d)(e)(f)	958,312	57,815,745
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(f)	350,000	32,266,611

	Shares or Principal Amount	Fair Value
U.S. Farming Realty Trust II, L.P. (Real Estate)(d)(e)(f)	120,000	$9,810,483

TOTAL LIMITED PARTNERSHIPS — 1.9% (Cost $186,610,924)		$194,805,315

PREFERRED STOCKS
AUTOMOBILES — 0.7%
Porsche Automobil Holding SE (Germany)	1,539,070	$64,333,705

INDUSTRIALS — 0.2%
General Electric Co., 5.00% 12/29/2049 (h)	28,026,000	$23,015,319

TOTAL PREFERRED STOCKS — 0.9% (Cost $110,200,382)		$87,349,024

BONDS & DEBENTURES

ASSET-BACKED SECURITY — 0.1%
Marine Shipping — 0.1%
Kamsarmax Shipping — 11.000% 6/30/2020(d)(e)(f)(Cost $6,847,315)	$6,847,315	$6,847,315

CORPORATE BONDS & NOTES
COMMUNICATIONS — 0.1%
Uber Technologies, Inc. — 8.000% 11/1/2026(i)	$7,066,000	$7,030,670

ENERGY — 0.1%
California Resources Corp. — 6.000% 11/15/2024	$2,171,000	$21,710
California Resources Corp. 2nd Lien — 8.000% 12/15/2022(i)	35,750,000	536,250
Gulfport Energy Corp. — 6.000% 10/15/2024	18,209,000	4,461,205
Gulfport Energy Corp. — 6.375% 5/15/2025	8,822,000	2,117,280
Gulfport Energy Corp. — 6.375% 1/15/2026	9,128,000	1,643,040
Gulfport Energy Corp. — 6.625% 5/1/2023	9,417,000	2,636,760
		$11,416,245
INDUSTRIAL — 0.5%
Bombardier, Inc. — 7.450% 5/1/2034(i)	$5,800,000	$3,654,000
Bombardier, Inc. — 7.500% 3/15/2025(i)	66,677,000	46,840,592
		$50,494,592

TOTAL CORPORATE BONDS & NOTES — 0.7% (Cost $110,273,298)		$68,941,507

CORPORATE BANK DEBT
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.990% 9/19/2025(d)(h)	$17,417,000	$16,575,236
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 3.765% 2/7/2024(d)(h)	21,837,000	20,363,003
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 4.015% 1/2/2026(d)(h)	14,242,000	13,316,270
Hall of Fame TL, Fixed 11.000% — 12.000% 10/31/2020(d)(e)(f)(h)	9,568,600	9,568,600
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023(d)(h)	10,089,206	6,053,523
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.626% 10/21/2020(d)(e)(f)(h)	50,207,015	44,935,279

	Principal Amount	Fair Value
BONDS & DEBENTURES - Continued
McDermott Technology Americas, Inc., 3M USD LIBOR + 9.000% — 10.806% 10/21/2020(d)(h)	$70,031,641	$63,028,477
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.5000% — 0.500% 5/4/2023(d)(h)	64,586,000	17,438,220
McDermott Technology Americas, Inc., Base Rate 3.250% — 7.250% 5/9/2025(d)(h)	144,324,534	38,967,624
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.900% 10/21/2021(d)(e)(f)(h)	38,618,824	34,563,847
MEC Filo TL 1, Fixed 9.500% — 11.500% 2/12/2021(d)(e)(f)(h)	24,383,430	24,383,430
Steenbok Lux Financial 2 Sarl — 0.000% 12/31/202(d)(h)	1,000,000	534,906
Western Digital Corp. Term Loan B 4 04/29/23, 1M USD LIBOR + 1.750% — 3.353% 4/29/2023(d)(h)	33,325,000	31,825,375

TOTAL CORPORATE BANK DEBT — 3.2% (Cost $415,814,774)		$321,553,790

MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.000% 7/1/2035	$111,230,000	$66,738,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	13,831,605
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.250% 7/1/2029	5,198,000	4,970,587
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.000% 7/1/2047	14,655,000	14,398,537
Puerto Rico Public Buildings Authority Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.250% 7/1/2042	54,920,000	41,601,900
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2024(j)	2,175,000	1,862,344
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2027(j)	4,153,000	3,162,177
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2029(j)	4,047,000	2,800,524
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2031(j)	5,216,000	3,243,726
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2033(j)	5,871,000	3,248,659
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2046(j)	55,871,000	13,209,022
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.000% 7/1/2051(j)	45,515,000	8,030,667
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.329% 7/1/2040	22,112,000	20,311,862
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.500% 7/1/2034	4,298,000	4,307,671
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.536% 7/1/2053	662,000	600,811
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.550% 7/1/2040	2,177,000	2,060,857
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.750% 7/1/2053	15,968,000	15,036,427
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.784% 7/1/2058	8,865,000	8,302,250

	Principal Amount	Fair Value
BONDS & DEBENTURES - Continued
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 5.000% 7/1/2058	$40,380,000	$39,267,531

TOTAL MUNICIPALS — 2.6% (Cost $181,538,622)		$266,985,157

U.S. TREASURIES
U.S. Treasury Notes — 1.125% 4/30/2020	$66,000,000	$66,054,668
U.S. Treasury Notes — 1.500% 4/15/2020	60,000,000	60,030,108
U.S. Treasury Notes — 1.500% 5/15/2020	120,000,000	120,213,504
U.S. Treasury Notes — 1.500% 6/15/2020	140,000,000	140,394,912
U.S. Treasury Notes — 2.625% 7/31/2020	100,000,000	100,838,800

TOTAL U.S. TREASURIES — 4.8% (Cost $486,295,166)		$487,531,992

TOTAL BONDS & DEBENTURES — 11.4% (Cost $1,200,769,175)		$1,151,859,761

TOTAL INVESTMENT SECURITIES — 81.3% (Cost $8,509,933,316)		$8,261,245,362

SHORT-TERM INVESTMENTS
Apple, Inc.
— 1.137% 5/13/2020	$85,000,000	$84,888,933
— 1.147% 5/5/2020	75,000,000	74,919,958
— 1.167% 4/28/2020	50,000,000	49,956,875
— 1.585% 4/8/2020	12,000,000	11,996,360
— 1.596% 4/14/2020	25,000,000	24,985,826
Chevron Corp.
— 1.016% 4/29/2020	70,000,000	69,945,556
— 1.035% 4/14/2020	25,000,000	24,990,792
— 1.535% 4/6/2020	45,000,000	44,990,563
— 1.535% 4/7/2020	100,000,000	99,974,833
— 1.535% 4/8/2020	70,000,000	69,979,447
— 1.99% 4/22/2020	60,000,000	59,931,400
— 2.032% 5/6/2020	60,000,000	59,883,333
— 2.032% 5/8/2020	60,000,000	59,876,667
Exxon Mobil Corp.
— 1.596% 4/9/2020	20,000,000	19,993,022
— 1.596% 4/16/2020	50,000,000	49,967,292
— 1.728% 5/12/2020	75,000,000	74,854,792
— 2.054% 5/19/2020	25,000,000	24,932,667
— 2.083% 5/7/2020	20,000,000	19,959,000
General Electric, Co.
— 1.066% 5/4/2020	95,000,000	94,908,563
— 1.27% 4/21/2020	70,000,000	69,951,389
— 1.748% 4/13/2020	40,000,000	39,977,067
— 1.758% 4/10/2020	65,000,000	64,971,888
— 1.84% 4/2/2020	60,000,000	59,996,983
— 1.84% 4/3/2020	55,000,000	54,994,469

	Shares or Principal Amount	Fair Value
SHORT-TERM INVESTMENTS - Continued
Pepsico, Inc.
— 1.565% 4/21/2020	$19,000,000	$18,983,744
— 1.576% 4/17/2020	50,000,000	49,965,556
— 1.576% 4/20/2020	62,050,000	61,999,240
— 1.586% 4/22/2020	20,000,000	19,981,800
— 1.586% 4/23/2020	47,000,000	46,955,193
— 1.586% 4/24/2020	25,000,000	24,975,083
— 1.586% 4/24/2020	50,000,000	49,950,167
Pfizer, Inc. — 1.830% 5/14/2020	118,550,000	118,295,117
Roche Holding, Inc.
— 1.595% 4/3/2020	30,000,000	29,997,383
— 1.596% 4/1/2020	30,000,000	30,000,000
— 1.596% 4/6/2020	50,000,000	49,989,097
— 1.596% 4/9/2020	90,000,000	89,968,600
Total Capital CDA Ltd. — 2.032% 4/27/2020	23,000,000	22,966,778
Walt Disney, Co.
— 1.981% 4/27/2020	50,000,000	49,929,583
— 1.981% 5/1/2020	95,000,000	94,845,625
State Street Bank Repurchase Agreement — 0.00% 4/1/2020
(Dated 03/31/2020, repurchase price of $54,202,000, collateralized by $53,610,000 principal amount U.S. Treasury Notes —1.75% 2021, fair value $55,288,422)	54,202,000	54,202,000

TOTAL SHORT-TERM INVESTMENTS — 20.8% (Cost $2,123,832,641)		$2,123,832,641

TOTAL INVESTMENTS — 102.1% (Cost $10,633,765,957)		$10,385,078,003
SECURITIES SOLD SHORT — (3.2)%
COMMON STOCKS SOLD SHORT — (2.4)%
Financial Select Sector SPDR Fund	(5,206,957)	(108,408,845)
International Flavors & Fragrances, Inc.	(618,224)	(63,108,306)
Softbank Corp. (Japan)	(1,522,000)	(19,388,268)
Volkswagen AG (Preference Shares) (Germany)	(408,519)	(47,059,973)
WW Grainger, Inc.	(13,425)	(3,336,112)

TOTAL COMMON STOCKS SOLD SHORT(Proceeds $254,525,292)		$(241,301,504)
CORPORATE BONDS & NOTES SOLD SHORT — (0.8)%
Dell International LLC / EMC Corp. — 7.125% 6/15/2024(i)	(17,417,000)	(17,939,510)
Gray Television, Inc. — 5.125% 10/15/2024(i)	(21,837,000)	(21,100,001)
Gray Television, Inc. — 5.875% 7/15/2026(i)	(14,242,000)	(13,694,395)
Western Digital Corp. — 4.750% 2/15/2026	(33,325,000)	(33,879,895)

TOTAL CORPORATE BONDS & NOTES SOLD SHORT(Proceeds $88,096,557)		$(86,613,801)

TOTAL SECURITIES SOLD SHORT(Proceeds $342,621,849)		$(327,915,305)
Other Assets and Liabilities, net — 1.1%		115,495,436
NET ASSETS — 100.0%		$10,172,658,134

(a)	Non-income producing security.

(b)	As of March 31, 2020, investments with a value of $1,914,225,000 were fully or partially segregated with the broker(s)/custodian as collateral for open short contracts.
(c)	Affiliated Security.
(d)

Restricted securities. These restricted securities constituted 6.46% of total net assets at March 31, 2020, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund’s Board of Trustees.

(e)

These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund’s fair value procedures. These securities constituted 4.25% of total net assets at March 31, 2020.

(f)	Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).
(g)	Controlled company.
(h)

Variable/Floating Rate Security — The rate shown is based on the latest available information as of March 31, 2020. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(j)	Zero coupon bond. Coupon amount represents effective yield to maturity.

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020

Purchased Options

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/15/2023	Barclays Bank PLC	$4,776,000,000	$1,265,640	$668,640
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/22/2023	Barclays Bank PLC	4,776,000,000	1,265,640	668,640
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/01/2023	Barclays Bank PLC	4,776,000,000	1,265,640	668,640
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/08/2023	Barclays Bank PLC	4,776,000,000	1,265,640	668,640
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/15/2023	Goldman Sachs International	9,204,500,000	2,531,237	1,196,585
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	1,288,630
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/01/2023	Goldman Sachs International	9,204,500,000	2,531,237	1,288,630
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/08/2023	Goldman Sachs International	9,204,500,000	2,531,238	1,288,630
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	455,625
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	506,250
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/01/2023	Morgan Stanley	5,062,500,000	1,265,625	506,250
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year— 3-Year — USD-ISDA Swap Rate — 0.04]	4.00%	3/08/2023	Morgan Stanley	5,062,500,000	1,265,625	506,250
Call — CMS Cap Swap(d)(f)	Receive	3-Month USD-LIBOR	2.89%	1/11/2029	Morgan Stanley	72,866,628	3,563,250	417,234
							$23,813,260	$10,128,644

Written Options

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — CMS Floor Swap(d)(f)	Pay	3-Month USD-LIBOR	2.55%	1/11/2029	Morgan Stanley	$(72,866,628)	$(3,563,250)	$(13,070,233)

Equity Options

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premium	Fair Value
Put — VMware Inc.(d)(f)	$105	01/21/2022	JP Morgan	12,527	$1,252,700	$16,731,876	24,678,190
Call — VMware Inc.(d)(f)	200	01/21/2022	JP Morgan	(9,173)	(917,300)	(12,141,641)	(8,439,160)
						$4,590,235	16,239,030

Swap Agreements outstanding as of March 31, 2020 were as follows:

Credit Default Swaps on Credit Indices —Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Inc. 7.1% Bonds due 4/15/2028 (d)(f)	Q	1.00%	6/20/2024	Barclays Bank PLC	$7,682,605	$470,508	$246,095	$224,413
Dell Inc. 7.1% Bonds due 4/15/2028 (d)(f)	Q	1.00%	6/20/2024	Goldman Sachs International	29,846,904	1,172,125	954,947	217,178
Dell Inc. 7.1% Bonds due 4/15/2028 (d)(f)	Q	1.00%	12/20/2024	Goldman Sachs International	4,801,628	258,404	144,222	114,182
Dell Inc. 7.1% Bonds due 4/15/2028 (d)(f)	Q	1.00%	6/20/2024	Morgan Stanley	17,362,671	800,815	516,479	284,336
						$2,701,852	$1,861,743	$840,109

(1)

   If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

   The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

March 31, 2020

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$97,501,690	0.96%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/15/2023	02/26/2020	2,531,237	1,288,630	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 2/22/2023	02/26/2020	2,531,238	1,288,630	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/01/2023	02/26/2020	2,531,237	1,196,585	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 3/08/2023	02/26/2020	2,531,238	1,288,630	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/15/2023	02/26/2020	1,265,640	668,640	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 2/22/2023	02/26/2020	1,265,640	668,640	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/01/2023	02/26/2020	1,265,625	455,625	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 3/08/2023	02/26/2020	1,265,640	668,640	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/15/2023	02/26/2020	1,265,640	668,640	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 2/22/2023	02/26/2020	1,265,625	506,250	0.00%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 3/01/2023	02/26/2020	1,265,625	506,250	0.00%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 3/08/2023	02/26/2020	1,265,625	506,250	0.00%
CMS CAP SWAPTION 2.892 JAN29 2.892 CALL Morgan Stanley 2.892% 01/11/2029	01/09/2019	3,563,250	417,234	0.00%
CMS FLOOR SWAPTION 2.552 JAN29 2.552 PUT Morgan Stanley 2.552% 01/11/2029	01/09/2019	(3,563,250)	(13,070,233)	(0.13)%
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 2.990% 9/19/2025	09/23/2019, 09/27/2019, 10/03/2019, 10/04/2019	17,501,363	16,575,236	0.16%

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018, 01/28/2019, 02/28/2019, 03/22/2019, 03/26/2019, 04/08/2019, 04/24/2019, 05/03/2019, 05/15/2019, 06/28/2019, 07/27/2019, 10/18/2019, 02/03/2020, 03/02/2020, 03/09/2020	$91,982,260	$85,137,476	0.84%
FPS Shelby Holding I LLC	02/04/2020, 03/26/2020	9,775,000	9,775,000	0.10%
GACP II LP	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018, 02/01/2019, 07/22/2019, 09/30/2019, 01/17/2020	47,753,629	57,815,745	0.57%
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 3.765% 2/7/2024	06/13/2019, 06/14/2019, 06/18/2019, 06/21/2019, 07/19/2019	21,837,859	20,363,003	0.20%
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 4.015% 1/2/2026	06/18/2019, 06/20/2019, 08/23/2019, 02/24/2020	14,267,337	13,316,270	0.13%
Hall of Fame TL, Fixed 11.000% — 12.000% 10/31/2020	03/20/201	9,568,600	9,568,600	0.09%
Kamsarmax Shipping — 11.00% 6/30/2020	09/08/2015, 6/07/2017, 09/08/2017	6,847,315	6,847,315	0.07%
McDermott International, Inc., 1M USD LIBOR + 0.000% — 6.335% 5/10/2023	11/12/2019	7,482,285	6,053,523	0.06%
McDermott Technology Americas, Inc., 3M USD LIBOR + 0.000% — 10.626% 10/21/2020	02/28/2020	50,207,015	44,935,279	0.44%
McDermott Technology Americas, Inc., 3M USD LIBOR + 9.000% — 10.806% 10/21/2020	02/03/2020	70,031,641	63,028,477	0.62%
McDermott Technology Americas, Inc., 1M USD LIBOR + 0.500% — 0.500% 5/4/2023	09/27/2019, 09/30/3019, 10/04/2019, 11/12/2019	40,410,555	17,438,220	0.17%
McDermott Technology Americas, Inc., Base Rate 3.250% — 7.250% 5/9/2025	09/19/2019, 09/23/2019, 09/25/2019, 09/26/2019, 10/24/2019, 10/29/2019, 10/31/2019, 11/01/2019, 11/04/2019, 11/05/2019, 11/13/2019, 11/14/2019, 11/15/2019, 11/22/2019, 11/26/2019	87,761,346	38,967,624	0.38%
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.900% 10/21/2021	10/31/2019, 11/07/2019, 11/12/2019, 12/05/2019	38,618,824	34,563,847	0.34%
MEC Filo TL 1, Fixed 9.500% — 11.500% 2/12/2021	06/29/2018	24,348,586	24,383,430	0.24%
Sound Holding FP	10/07/2013	68,546,025	20,091,148	0.20%

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Steenbok Lux Financial 2 Sarl — 0.000% 12/31/202	03/04/2020	$824,138	$534,906	0.01%
U.S. Farming Realty Trust, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	27,178,253	32,266,611	0.32%
U.S. Farming Realty Trust II, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	9,921,783	9,810,483	0.10%
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 3.353% 4/29/2023	06/18/2019, 06/20/2019, 06/28/2019, 07/09/2019, 07/10/2019, 07/11/2019, 07/15/2019, 08/20/2019, 08/21/2019, 08/28/2019	32,955,226	31,825,375	0.31%
CDS USD R V 03MEVENT	09/12/2019, 10/10/2019	246,095	470,508	0.01%
CDS USD R V 03MEVENT	09/09/2019, 09/10/2019, 09/17/2019, 10/01/2019, 10/10/2019, 10/11/2019, 10/15/2019	954,947	1,172,125	0.01%
CDS USD R V 03MEVENT	11/01/2019	144,222	258,404	0.00%
CDS USD R V 03MEVENT	09/05/2019, 10/15/2019, 10/17/2019	516,479	800,815	0.01%
VMWare Inc. JAN22 200 CALL	09/05/2019, 09/06/2019, 09/09/2019	(12,141,641)	(8,439,160)	(0.08)%
VMWare Inc. JAN22 105 PUT	09/05/2019, 09/06/2019, 09/09/2019	16,731,876	24,678,190	0.24%
TOTAL RESTRICTED SECURITIES		$704,521,028	$656,798,551	6.46%

See Notes to Financial Statements.

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of March 31, 2020: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$985,485,957	$202,421,326	—	$1,187,907,283
Semiconductor Devices	611,816,492	—	—	611,816,492
Cable & Satellite	529,607,791	—	—	529,607,791
Industrial Distribution & Rental	316,515,934	106,876,303	—	423,392,237
Diversified Banks	304,799,269	60,412,570	—	365,211,839
Cement & Aggregates	—	325,525,264	—	325,525,264
Banks	314,254,025	—	—	314,254,025
P&C Insurance	240,215,529	—	—	240,215,529
Investment Companies	—	222,674,275	—	222,674,275
Institutional Brokerage	206,325,684	—	—	206,325,684
Electrical Components	202,111,070	—	—	202,111,070
Infrastructure Software	194,385,618	—	—	194,385,618
E-Commerce Discretionary	165,387,825	—	—	165,387,825
Midstream - Oil & Gas	148,456,076	—	—	148,456,076
Internet Based Services	128,066,392	—	—	128,066,392
Basic & Diversified Chemicals	110,810,610	—	—	110,810,610
Base Metals	—	108,748,258	—	108,748,258
Computer Hardware & Storage	107,655,100	—	—	107,655,100
Application Software	—	100,623,616	—	100,623,616
Railroad Rolling Stock	97,947,534	—	—	97,947,534
Insurance Brokers	95,734,588	—	—	95,734,588
Medical Equipment	—	88,530,050	—	88,530,050
Specialty Chemicals	81,824,023	—	—	81,824,023
Wealth Management	80,261,281	—	—	80,261,281
Aircraft & Parts	—	68,884,062	—	68,884,062
Real Estate Owners & Developers	—	64,628,507	—	64,628,507
Commercial & Residential Building Equipment & Systems	—	62,707,827	—	62,707,827
Auto Parts	—	55,089,183	—	55,089,183
Food & Drug Stores	—	54,815,877	—	54,815,877
Telecom Carriers	—	53,882,420	—	53,882,420
Apparel, Footwear & Accessory Design	—	49,308,484	—	49,308,484
Airlines	39,569,365	—	—	39,569,365
Containers & Packaging	38,759,120	—	—	38,759,120
Integrated Utilities	32,231,128	—	—	32,231,128
Hotels, Restaurants & Leisure	27,455,569	—	—	27,455,569
Advertising & Marketing	—	24,834,422	—	24,834,422
Marine Shipping	—	—	$20,091,148	20,091,148
Closed End Fund	—	—	97,501,690	97,501,690
Limited Partnerships	—	—	185,030,315	185,030,315
Preferred Stocks
Automobiles	—	64,333,705	—	64,333,705
Industrials	—	23,015,319	—	23,015,319
Asset-Backed Security
Marine Shipping	—	—	6,847,315	6,847,315
Corporate Bonds & Notes	—	68,941,507	—	68,941,507
Convertible Bond	—	—	9,775,000	9,775,000
Corporate Bank Debt	—	208,102,634	113,451,156	321,553,790
Municipals	—	266,985,157	—	266,985,157
U.S. Treasuries	—	487,531,992	—	487,531,992
Short-Term Investments	—	2,123,832,641	—	2,123,832,641
	$5,059,675,980	$4,892,705,399	$432,696,624	$10,385,078,003

Purchased Options (interest rate risk)	—	—	$10,128,644	$10,128,644
Written Options (interest rate risk)	—	—	(13,070,233)	(13,070,233)
Equity Options (equity risk)	—	—	16,239,030	16,239,030
Credit Default Swaps (credit risk)	—	—	2,701,852	2,701,852
	—	—	$15,999,293	$15,999,293
Common Stock Sold Short	$(174,853,263)	$(66,448,241)	—	$(241,301,504)
Corporate Bonds & Notes Sold Short	—	(86,613,801)	—	(86,613,801)
	$(174,853,263)	$(153,062,042)	—	$(327,915,305)

The following table summarizes the Fund’s Level 3 investment securities and related transactions during the period ended March 31, 2020:

Investments	Beginning Value at December 31, 2019	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at March 31, 2020	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2020
Common Stocks	$137,539,081	$(19,946,243)	—	—	—	$117,592,838	$(19,946,243)
Limited Partnerships	182,177,764	(10,303,503)	$15,170,321	$(2,014,267)	—	185,030,315	(10,303,503)
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	19,185	(18,245)	—	(940)	—	—	—
Asset-Backed Securities Marine Shipping	6,847,315	—	—	—	—	6,847,315	—
Convertible Bond	—		9,775,000	—	—	9,775,000	—
Corporate Bank Debt	33,952,030	(5,271,736)	50,207,015	—	$34,563,847	113,451,156	(5,281,266)
Purchased Options (interest rate risk)	109,616,351	(7,924,855)	20,250,010	(111,812,862)	—	10,128,644	(10,250,554)
Currency Options (currency risk)	19,335,104	6,578,010	—	(25,913,114)	—	—	—
Written Options (interest rate risk)	(6,423,266)	(6,646,967)	—	—	—	(13,070,233)	(6,646,967)
Equity Options (equity risk)	(4,321,815)	18,831,946	1,728,899	—	—	16,239,030	16,882,090
Credit Default Swaps (credit risk)	692,055	731,072	1,278,725		—	2,701,852	840,109
	$479,433,804	$(23,970,521)	$98,409,970	$(139,741,183)	34,563,847	$448,695,917	$(34,706,334)

* Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund’s Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period.

There were transfers of $1,249,909,030 from Level 1 to Level 2 during the period ended March 31, 2020. The transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2020, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price. There were transfers of $34,563,847 from Level 2 to Level 3 during the period ended March 31, 2020. Transfers out were due to change from vendor priced to single broker quoted.

The following table summarizes the quantitative inputs and assumptions used for items categorized within Level 3 within the fair value hierarchy as of March 31, 2020:

Financial Assets	Fair Value at March 31, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities - Marine Shipping	$6,847,315	Most Recent Capitlization (Funding) (a)	Cost	$100.00
Corporate Bank Debt	$33,952,030	Most Recent Capitlization (Funding) (a)	Cost	$100.00
	79,499,126	Pricing Model (b)	Market Comparable Vendor Pricing	$89.50
Equity Options (equity risk)	$16,239,030	Third-Party Broker Quote (c)	Quotes/Prices	$9.20 - $19.70
Purchased Options (interest rate risk)	$10,128,644	Third-Party Broker Quote (c)	Quotes/Prices	$0.00 - $0.01
Written Options (interest rate risk)	$(13,070,233)	Third-Party Broker Quote (c)	Quotes/Prices	$0.18
Credit Default Swaps (credit risk)	$2,701,852	Third-Party Broker Quote (c)	Quotes/Prices	$3.96 - $6.16
Common Stocks- Long	$20,091,148	NAV adjusted to Fair Value (d)	N/A	$17.53
	97,501,690	Restricted Security (e)	Quotes/Prices	$20.50
Limited Partnerships	$152,728,221	NAV as Practical Expedient (f)	N/A	$60.33 - $100.00
	42,077,094	Discounted NAV (g)	Discount	$81.75 - $92.19

(a)   The significant unobservable inputs used in the fair value measurement of the Fund’s Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(b)   The Pricing model technique for Level 3 securities involves using a vendor-provided price from a comparable security. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(c)   The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)   The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(e)   The fair value of the investment is based on the most recently available last executed trade

(f)    No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund’s measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund’s valuation procedures that the Limited Partnerships are not being reported at fair value.

(g)   The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

NOTE 2 — Federal Income Tax

The cost of investment securities held at March 31, 2020 (excluding securities sold short and short-term investments), was $8,543,469,521for federal income tax purposes. Net unrealized depreciation consists of:

Gross unrealized appreciation:	$1,399,412,818
Gross unrealized depreciation:	(1,681,636,977)
Net unrealized depreciation:	$(282,224,159)